ING VARIABLE PORTFOLIOS, INC.
ING Russell Global Large Cap Index 75% Portfolio
(“Portfolio”)

Supplement dated January 13, 2010 to the Portfolio’s
Adviser (“ADV”) Class Prospectus, Class I Prospectus and Class S Prospectus
and the Portfolio’s ADV Class, Class I, Class S and Service 2 Class shares’
Statement of Additional Information
each dated May 1, 2009

On December 16, 2009, the Board of Directors of ING Variable Portfolios, Inc. approved a proposal to liquidate the Portfolio.  The proposed liquidation is subject to shareholder approval.  If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2010.  Shareholders will be notified if the liquidation is not approved.  You will be receiving an additional communication from the Portfolio explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE